Exhibit 10.2

GUARANTY AGREEMENT

THIS GUARANTY AGREEMENT (“Guaranty Agreement”), dated as of May 17, 2013, is executed and delivered by FOSSIL INTERMEDIATE, INC., a Delaware corporation (“Fossil Intermediate”), FOSSIL TRUST, a business trust formed under the Delaware Business Trust Act (and now existing as a statutory trust under the Delaware Statutory Trust Act) (“Fossil Trust”), FOSSIL STORES I, INC., a Delaware corporation (“Fossil Stores”), FOSSIL INTERNATIONAL HOLDINGS, INC., a Delaware corporation (“Fossil International”), FOSSIL PARTNERS, L.P., a Texas limited partnership (“Fossil Partners”), and the additional Material Domestic Subsidiaries who may at any time hereafter become a guarantor hereunder as contemplated by Paragraph 31 hereof (together with Fossil Intermediate, Fossil Trust, Fossil Stores, Fossil International, Fossil Partners and any successor entity thereto, each a “Guarantor” and collectively, the “Guarantors”) to WELLS FARGO BANK, NATIONAL ASSOCIATION, in its capacity as the administrative agent for the Lenders and as collateral agent for the Secured Parties (the “Administrative Agent”) under the Credit Agreement identified below and other Loan Documents, as follows:

Definitions

The following terms shall have the following meanings wherever used in this Guaranty Agreement:

“Administrative Agent” has the meaning specified in the introductory paragraph hereof.

“Borrower” means Fossil, Inc., a Delaware corporation.

“Credit Agreement” means that certain Credit Agreement, dated as of May 17, 2013, among the Borrower, Fossil Intermediate, Fossil Trust, Fossil Partners, L.P., Arrow Merchandising, Inc., Fossil Stores, Fossil Holdings, LLC, Fossil International, the Lenders and the Administrative Agent, as such agreement may be renewed, extended, amended, restated, amended and restated, supplemented, increased, restated, replaced or otherwise modified from time to time.

“Full Payment” means, with respect to the Guaranteed Obligations and subject to the proviso below, (a) the full and indefeasible cash payment of the Guaranteed Obligations (other than (a) contingent indemnification obligations not then due and (b) Specified Obligations as to which arrangements satisfactory to the applicable Hedge Bank or Cash Management Bank shall have been made) in the applicable currency required, including, without limitation and as applicable, principal and interest, fees and other charges accruing during any Insolvency Proceeding (whether or not allowed in such proceeding), (b) if such Guaranteed Obligations are L/C Obligations or inchoate or contingent in nature (other than contingent indemnification obligations not then due), cash collateralization thereof (or delivery of a standby letter of credit acceptable to the Administrative Agent, in its discretion, in the amount of the required cash collateral) in a manner and pursuant to agreements reasonably acceptable to the Administrative Agent, and (c) if and to the extent required by the Administrative Agent, a release of all actual or contingent claims against the Administrative Agent, the Lenders and/or the other Secured Parties for any matters arising on or before the payment date in a manner and pursuant to agreements reasonably acceptable to the Administrative Agent; provided, however, that “Full Payment” of the Guaranteed Obligations shall not be deemed to have occurred unless and until each of the Obligations (other than (a) contingent indemnification obligations not then due and (b) Specified Obligations as to which arrangements satisfactory to the applicable Hedge Bank or Cash Management Bank shall have been made) have been paid and satisfied in full in cash, all Commitments have been terminated and all Letters of Credit have been terminated or expired (or been Cash Collateralized).

“Guaranteed Obligations” means the “Obligations” as such term is defined in the Credit Agreement.

“Guarantor” and “Guarantors” have the meanings specified in the introductory paragraph hereof.

“Guaranty Agreement” has the meaning specified in the introductory paragraph hereof.

“Insolvency Proceeding” means any case or proceeding or proposal commenced by or against a Person under any state, federal or foreign law for, or any agreement of such Person to, (a) the entry of an order for relief under the United States Bankruptcy Code or any other bankruptcy, insolvency, receivership, reorganization, winding up, debtor relief, debt adjustment law or similar law (whether state, federal or foreign), (b) the appointment of a trustee, receiver, creditor representative or other custodian for such Person or any part of its Property, or (c) an assignment for the benefit of creditors.

Terms defined in the Credit Agreement, wherever used herein, unless otherwise defined above, shall have the same meanings in this Guaranty Agreement as are set forth in the Credit Agreement, and each of such definitions hereby is deemed to be incorporated herein by reference.  Each Guarantor expressly acknowledges that it has read and is familiar with all such incorporated definitions and that incorporation of the same herein shall be deemed to have the same effect and enforceability as though each of such incorporated definitions is set forth herein at length.

R E C I T A L S:

A.                                    The Credit Agreement provides, among other things, for certain Loans to be made from time to time by one or more of the Lenders to the Borrower and for the issuance of Letters of Credit by the Issuing Lender for the account of the Borrower on the terms and conditions prescribed therein.

B.                                    This Guaranty Agreement is required by the Credit Agreement and the Guarantors’ execution and delivery hereof is a condition (among other conditions) to the making of the Loans and the issuance of the Letters of Credit.

C.                                    Each Guarantor has determined that (i) it will directly and indirectly benefit from the availability of financing to the Borrower under the Credit Agreement and the other transactions evidenced by and contemplated in the Loan Documents, (ii) it will benefit from executing and delivering this Guaranty Agreement, (iii) it is in such Guarantor’s best interest, and within its entity purpose, to execute and deliver and, if called upon to do so, to perform its obligations under this Guaranty Agreement, and (iv) execution and delivery of this Guaranty Agreement and any other Loan Documents to which such Guarantor is a party are necessary or convenient to the conduct, promotion and attainment of the business of such Guarantor and the other Credit Parties.

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, each Guarantor hereby agrees as follows:

1.                                      Guaranty of Guaranteed Obligations.  This Guaranty Agreement is executed by the Guarantors pursuant to the Credit Agreement and is for the benefit of the Administrative Agent, the Lenders and the other Secured Parties.  As an inducement to the Lenders to make the Loans and extend and continue to extend credit and other financial accommodations to the Borrower under the Loan Documents, to the Issuing Lender to provide Letters of Credit as provided by the Credit Agreement and to the other Secured Parties to make financial accommodations to the Borrower and/or its Subsidiaries, for value received, each Guarantor hereby jointly and severally, and unconditionally, irrevocably and absolutely, guarantees to the Administrative Agent, the Lenders and the other Secured Parties, the prompt and full payment and performance of all of the Guaranteed Obligations, when due or declared to be due and at all times thereafter.

Each Guarantor and, by its acceptance of this Guaranty Agreement, the Administrative Agent, on behalf of itself and the Lenders and the other Secured Parties, hereby confirms that it is the intention of such Persons that this Guaranty Agreement and the obligations of the Guarantors hereunder not constitute a fraudulent transfer or conveyance for the purposes of any Insolvency Proceeding, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar foreign, federal or state law to the extent applicable to this Guaranty Agreement and the obligations of the Guarantors hereunder.  To effectuate the foregoing intention, each of the Administrative Agent and the Guarantors hereby agrees that the obligations of any Guarantor under this Guaranty Agreement at any time shall be limited to the maximum amount as will not result in such obligations of such Guarantor hereunder or this Guaranty Agreement constituting an unenforceable fraudulent transfer or fraudulent conveyance.

2.                                      Nature of Guaranty.  This Guaranty Agreement is and shall be an absolute, unconditional, irrevocable and continuing unlimited guaranty of payment, and not solely of collection.  Each Guarantor jointly and severally guarantees that the Guaranteed Obligations will be paid strictly in accordance with the terms of the Credit Agreement and the other Loan Documents, without setoff or counterclaim, and regardless of any Applicable Law now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Administrative Agent or any Lender or other Secured Party with respect thereto.  The Guaranteed Obligations may, in accordance with the Loan Documents, be increased, reduced, paid in full or otherwise modified at any time and from time to time without affecting the liability or obligation of any Guarantor under this Guaranty Agreement with respect to all Guaranteed Obligations, whenever incurred or arising.  All Guaranteed Obligations now or hereafter arising shall be conclusively presumed to have been made or acquired in acceptance hereof.  Each Guarantor shall be liable, jointly and severally, with the Borrower and any other Person now or hereafter obligated in respect of the Guaranteed Obligations, or any portion thereof.  It is the intention of the Guarantors, the Administrative Agent, the Lenders and the other Secured Parties that the Guarantors’ liabilities and obligations hereunder shall not be discharged except upon Full Payment of the Guaranteed Obligations.

3.                                      Keepwell.  Each Qualified ECP Guarantor (as defined below) hereby jointly and severally, absolutely, unconditionally and irrevocably undertakes to provide such funds and other support as may be needed from time to time by each other Credit Party to honor all of its obligations under this Guaranty Agreement and the other Loan Documents in respect of Swap Obligations (provided that each Qualified ECP Guarantor shall only be liable under Paragraphs 1 and 2 for the maximum amount of such liability that can be hereby incurred without rendering its obligations under Paragraphs 1 and 2, or otherwise under this Guaranty Agreement or any other Loan Document, voidable under applicable laws relating to fraudulent conveyance or fraudulent transfer and not for any greater amount).  Subject to Paragraph 35, the obligations of each Qualified ECP Guarantor under this Paragraph shall remain in full force and effect until Full Payment of the Guaranteed Obligations.  Each Qualified ECP Guarantor intends that this Paragraph constitute, and this Paragraph shall be deemed to constitute, a “keepwell, support or other agreement” for the benefit of each other Credit Party for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.  For purposes of this Paragraph, “Qualified ECP Guarantor” means, in respect of any Swap Obligation, each Credit Party that has total assets exceeding $10,000,000 at the time the relevant guarantee or grant of the relevant security interest becomes effective with respect to such Swap Obligation or such other Person that constitutes an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder and can cause another Person to qualify as an “eligible contract participant” at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

4.                                      Representations and Warranties.  Each of the representations and warranties in the Credit Agreement relating to the Guarantors are incorporated by reference and restated herein.  In addition, each Guarantor hereby represents and warrants to the Administrative Agent, the Lenders and the other Secured Parties as follows:

(a)                                 Each Guarantor has received and will receive a material benefit from the transactions evidenced by and contemplated in the Credit Agreement and the other Loan Documents.  This Guaranty Agreement is given by the Guarantors in furtherance of the direct and indirect business interests and entity purposes of the Guarantors, and is necessary to the conduct, promotion and attainment of the businesses of the Borrower and the Guarantors.  The value of the consideration received and to be received by each Guarantor in connection with the Credit Agreement and other Loan Documents is, in the judgment of such Guarantor, reasonably worth at least as much as the liability and obligation of such Guarantor hereunder.

(b)                                 Each Guarantor is currently informed of the financial condition of the Borrower, each other Credit Party and any and all other Persons obligated in respect of the Guaranteed Obligations and of all other circumstances which a diligent inquiry would reveal and which bear upon the risk of nonpayment of the Guaranteed Obligations.  Each Guarantor has read and understands the terms and conditions of the Loan Documents.  Each Guarantor is familiar with, and has had an opportunity to review the books and records regarding, the financial condition of the Borrower and the other Credit Parties and is familiar with the value of any and all property intended to be security for the payment of all or any part of the Guaranteed Obligations; provided that no Guarantor is relying on such financial condition or the existence or value of any such security as an inducement to enter into this Guaranty Agreement.  Each Guarantor has adequate means to obtain, on a continuing basis, information concerning the financial condition of the Borrower and the other Credit Parties.  No Guarantor has been induced to enter into this Guaranty Agreement on the basis of a contemplation, belief, understanding or agreement that any Person other than the Guarantors will be liable to pay the Guaranteed Obligations.  Neither the Administrative Agent, any Lender nor any other Secured Party has made any representation, warranty or statement to any Guarantor in order to induce any Guarantor to execute this Guaranty Agreement.

5.                                      Covenants.  Each Guarantor agrees that it will perform and comply with all covenants and agreements set forth in the Credit Agreement and the other Loan Documents which are applicable to such Guarantor until the Full Payment of the Guaranteed Obligations.

6.                                      Obligations Not Impaired.  Each Guarantor agrees that its obligations hereunder shall not be released, diminished, impaired, reduced or affected by the occurrence of any one or more of the following events:  (i) lack of organizational authority of the Borrower or any other Credit Party; (ii) any Insolvency Proceeding affecting the Borrower or any other Credit Party or its property; (iii) partial or total release or discharge of the Borrower or any other Credit Party or other Person from the performance of any obligation contained in any agreement, document or instrument evidencing, governing or securing all or any part of the Guaranteed Obligations, whether occurring pursuant to any Applicable Law or otherwise; (iv) any change in the time, manner or place of payment of, or in any other term of, or any increase in the amount of, all the Guaranteed Obligations, or any portion thereof, or any other amendment or waiver of any term of, or any consent to departure from any requirement of, any of the Loan Documents; (v) the taking or accepting of any collateral security for all or any part of the Guaranteed Obligations, this Guaranty Agreement or any other guaranty; (vi) the taking or accepting of any other guaranty for all or any part of the Guaranteed Obligations; (vii) any failure to acquire, perfect or continue any Lien on Collateral securing all or any part of the Guaranteed Obligations or on any other property securing this Guaranty Agreement; (viii) any exchange, release or subordination of any Lien on any Collateral, or any release, amendment, waiver or subordination of any term of any guaranty of the Guaranteed Obligations or any other impairment of any collateral security or guaranty now or hereafter securing all or any part of the Guaranteed Obligations; (ix) any failure to dispose of any collateral security at any time securing all or any part of the Guaranteed Obligations or this Guaranty Agreement in a commercially reasonable manner or as otherwise may be required by any Applicable Law; (x) any merger, reorganization, consolidation or dissolution of the Borrower, any Guarantor or any other Credit Party, any sale, lease or transfer of any or all of the assets of the Borrower, any Guarantor or any other Credit Party, or any change in name, business, organization, location, composition, structure or organization of the Borrower, any Guarantor or any other Credit Party; (xi) any Change in Control or any other change in the shareholders or other owners of the Borrower, any Guarantor or any other Credit Party; (xii) any invalidity or unenforceability of or defect or deficiency in any of the Loan Documents; (xiii) avoidance or subordination of the Guaranteed Obligations, or any portion thereof; (xiv) the unenforceability of all or any part of the Guaranteed Obligations against the Borrower because any interest contracted for, charged or received in respect of the Guaranteed Obligations exceeds the amount permitted by any Applicable Law; (xv) any waiver, consent, extension, forbearance or granting of any indulgence by the Administrative Agent or any Lender or other Secured Party with respect to the Guaranteed Obligations or any provision of any of the Loan Documents (other than this Guaranty Agreement); (xvi) any delay in or lack of enforcement of any remedies under the Loan Documents; (xvii) the act of creating all or any part of the Guaranteed Obligations is ultra vires, or the officers or other representatives creating all or any part of the Guaranteed Obligations acted in excess of their authority; (xviii) any election of remedies by the Administrative Agent or any Lender or other Secured Party; (xix) any of the Loan Documents were forged; (xx) the election by the Administrative Agent or any Lender or other Secured Party in any proceeding under the Bankruptcy Code of the application of Section 1111(b)(2) thereof; (xxi) any borrowing or grant of a security interest by the Borrower or any other Credit Party, as debtor-in-possession, under Section 364 of the Bankruptcy Code, or the use of cash collateral by the Borrower, or any consent by the Administrative Agent or any Lender or other Secured Party to any of the foregoing; (xxii) the disallowance in bankruptcy of all or any portion of the claims of the Administrative Agent or any Lender or other Secured Party for payment of any of the Guaranteed Obligations; or (xxiii) any other circumstance which might otherwise constitute a legal or equitable discharge or defense available to the Borrower, any Guarantor or any other Credit Party other than the Full Payment of the Guaranteed Obligations.

7.                                      Consent and Waiver.

(a)                                 Each Guarantor hereby waives, to the maximum extent permitted under Applicable Law:  (i) notice of acceptance of this Guaranty Agreement; (ii) notice of any Loans, Letters of Credit or other financial accommodations made or extended under the Loan Documents or the creation or existence of any Guaranteed Obligations; (iii) notice of the amount of the Guaranteed Obligations, subject, however, to such Guarantor’s right to make inquiry of the Administrative Agent to ascertain the amount thereof at any reasonable time; (iv) notice of any adverse change in the financial condition of the Borrower, any other Credit Party or any other Person or of any other fact that might increase or otherwise change such Guarantor’s risk with respect to the Guaranteed Obligations, the Borrower or any other Person under this Guaranty Agreement; (v) notice of presentment for payment, demand, protest and notice thereof, notice of intent to accelerate and notice of acceleration, notice of dishonor, diligence or promptness in enforcement and indulgences of every kind as to any promissory notes or other instruments among the Loan Documents; (vi) notice of any of the events or circumstances enumerated in Paragraph 6 hereof, and all other notices and demands to which such Guarantor might otherwise be entitled (except if such notice is specifically required to be given to such Guarantor hereunder or under any of the Loan Documents to which such Guarantor is a party); (vii) any requirement that the Administrative Agent or any Lender or other Secured Party protect, secure, perfect or insure any Lien on any Collateral or other property as security for the Guaranteed Obligations or exhaust any right or take any action against the Borrower, any other Credit Party or any other Person or any Collateral or any other property subject to a Lien; (viii) the benefit of any statute of limitations applicable to enforcement of the Guaranteed Obligations, or any portion thereof, or any Liens in the Collateral or other property as security for the Guaranteed Obligations or this Guaranty Agreement; (ix) all rights by which such Guarantor might be entitled to require suit on an accrued right of action in respect of any of the Guaranteed Obligations or require suit against the Borrower, any other Credit Party or any other Person; or (x) any other defense of the Borrower, any other Credit Party or any other Person other than the Full Payment of the Guaranteed Obligations.

(b)                                 Each Guarantor hereby waives and agrees not to assert against the Administrative Agent or any Lender or other Secured Party, to the extent allowed by any Applicable Law:  (i) any defense, setoff, counterclaim or claim of any kind or nature available to the Borrower, any other Credit Party or any other Person against the Administrative Agent or any Lender or other Secured Party, arising directly or indirectly from the present or future lack of perfection, sufficiency, validity or enforceability of the Guaranteed Obligations or any Lien in the Collateral or any other property as security for the Guaranteed Obligations; and (ii) any right or defense arising by reason of any claim or defense based upon an election of remedies by the Administrative Agent or any Lender or other Secured Party under any Applicable Law; provided, however, that no Guarantor waives or agrees not to assert the defense of prior payment of the Guaranteed Obligations.

(c)                                  The Administrative Agent shall have the right to seek recourse against any Guarantor to the fullest extent provided for herein, and no election by the Administrative Agent to proceed in one form of action or proceeding or against any party, or on any obligation, shall constitute a waiver of the Administrative Agent’s right to proceed in any other form of action or proceeding or against other parties unless the Administrative Agent has expressly waived such right in writing.  Without limiting the foregoing, no action or proceeding by the Administrative Agent or any Lender or other Secured Party under any agreement, document or instrument evidencing the Guaranteed Obligations shall serve to diminish the liability of any Guarantor under this Guaranty Agreement except to the extent that the Administrative Agent, the Lenders and the other Secured Parties finally and unconditionally shall have realized the Full Payment of the Guaranteed Obligations.

(d)                                 To the maximum extent permitted under Applicable Law, each Guarantor waives, and agrees that its liability hereunder shall not be affected by, any neglect, delay, omission, failure or refusal of the Administrative Agent or any Lender or other Secured Party to (i) exercise or properly or diligently exercise any right or remedy with respect to any or all of the Guaranteed Obligations or the collection thereof or any Collateral or other security for or Guaranty of the Guaranteed Obligations, or any portion thereof, (ii) take or prosecute, or properly or diligently take or prosecute, any action for the collection of any or all of the Guaranteed Obligations against the Borrower, any other Credit Party, any Guarantor or any other Person in respect of any or all of the Guaranteed Obligations, (iii) foreclose or prosecute, or properly or diligently foreclose or prosecute, any action in connection with any agreement, document or instrument or arrangement evidencing, securing or otherwise affecting all or any part of the Guaranteed Obligations, or (iv) mitigate damages or take any other action to reduce, collect or enforce the Guaranteed Obligations.

(e)                                  The Administrative Agent may at any time, without the consent of or notice to any Guarantor except as may be prohibited by or required by the Credit Agreement or other Loan Documents (but otherwise subject to any requirement for consent of any or all of the Lenders as prescribed by the Credit Agreement), without incurring responsibility to any Guarantor and without impairing, releasing, reducing or affecting the obligations of any Guarantor hereunder:  (i) change the manner, place or terms of payment of all or any part of the Guaranteed Obligations, or renew, extend, modify, rearrange, refinance, refund or alter all or any part of the Guaranteed Obligations, in each case as and to the extent permitted by the Credit Agreement and other Loan Documents; (ii) sell, exchange, release, surrender, subordinate, realize upon or otherwise deal with, in any manner and in any order, any Collateral and any Lien securing all or any part of the Guaranteed Obligations or this Guaranty Agreement or setoff against all or any part of the Guaranteed Obligations; (iii) neglect, delay, omit, fail or refuse to take or prosecute any action for the collection of all or any part of the Guaranteed Obligations or this Guaranty Agreement or to take or prosecute any action in connection with any of the Loan Documents; (iv) exercise or refrain from exercising any rights against the Borrower, any other Credit Party or any other Person, or otherwise act or refrain from acting; (v) settle or compromise all or any part of the Guaranteed Obligations and subordinate the payment of all or any part of the Guaranteed Obligations to the payment of any obligations, indebtedness or liabilities which may be due or become due to the Administrative Agent or any Lender or other Secured Party or others; (vi) apply any deposit balance, fund, payment, collections (through process of law or otherwise) or other property of the Borrower or any other Credit Party to the satisfaction and liquidation of indebtedness or obligations of any of the Credit Parties to the Administrative Agent or any Lender or other Secured Party, if any, not guaranteed under this Guaranty Agreement; (vii) release all or any one or more parties to any one or more of the Loan Documents or grant other indulgences to the Borrower or any other Credit Party or any other Person in respect thereof; (viii) amend or modify in any manner and at any time (or from time to time) any of the Loan Documents (except to the extent such Loan Documents expressly require the consent of or notice to the Guarantors); (ix) partially or fully release or substitute any Guarantor, or enforce, exchange, release or waive any security for the Guaranteed Obligations or any portion thereof; (x) bring suit against any one or more of the Guarantors or other Persons liable or obligated in respect of the Guaranteed Obligations, collectively together, jointly and severally, or separately, and apply any amounts obtained by the Administrative Agent in such manner as the Administrative Agent may elect, subject to the Loan Documents; and (xi) apply any sums paid to the Administrative Agent or any Lender or other Secured Party by any Guarantor, the Borrower, any other Credit Party or any other Person to the Guaranteed Obligations as provided by the Loan Documents.

(f)                                   Should the Administrative Agent or any Lender or other Secured Party seek to enforce the obligations of any Guarantor hereunder by action in any court or otherwise, each Guarantor waives, to the maximum extent permitted under Applicable Law, any requirement, substantive or procedural, that (i) rights or remedies be enforced first against the Borrower, any other Credit Party or any other Person liable for all or any part of the Guaranteed Obligations, including, without limitation, that a judgment first be rendered against any such Person, or that the Borrower or any other such Person should be joined in such cause, or (ii) enforcement shall first be made against any Collateral or other property which shall ever have been given to secure all or any part of the Guaranteed Obligations or this Guaranty Agreement.  Such waiver shall be without prejudice to the Administrative Agent’s right, at its option, to proceed against the Borrower, any other Credit Party or any other Person, whether by separate action or by joinder.

(g)                                  If, in connection with the exercise of any of its rights and remedies, the Administrative Agent or any Lender or other Secured Party shall forfeit any of its rights or remedies, including, without limitation, its right to a deficiency judgment in respect of the Guaranteed Obligations, whether because of any Applicable Law pertaining to “election of remedies,” disposition of collateral or the like, each Guarantor hereby consents to such action by the Administrative Agent or such Lender or other Secured Party and waives any claim based upon such action.  Any action which results in the denial or impairment of any such right to seek a deficiency judgment against the Borrower, any other Credit Party or any other Person shall not impair the obligation of any Guarantor to pay the full amount of the Guaranteed Obligations or any other obligation of any Guarantor contained herein.

(h)                                 Each Guarantor agrees that if, after the occurrence and during the continuance of an Event of Default, the Administrative Agent, for the benefit of the Administrative Agent or any Lender or other Secured Party, is prevented by any Applicable Law from exercising its right to accelerate the maturity of all or any portion of the Guaranteed Obligations, to collect interest thereon or to enforce or exercise any other right or remedy with respect thereto, or the Administrative Agent is prevented from taking any action to enforce any Lien in the Collateral or any other property as security for the Guaranteed Obligations or realize on the Collateral, each Guarantor shall pay to the Administrative Agent, for the account of the Administrative Agent or any Lender or other Secured Party (as applicable), upon demand therefor, the full unpaid amount of the Guaranteed Obligations.

(i)                                     Each Guarantor hereby assumes sole responsibility for keeping itself informed of the financial condition of the Borrower, each other Credit Party and any other Person liable for all or any part of the Guaranteed Obligations, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations or any part thereof.  Each Guarantor hereby agrees that neither the Administrative Agent nor any Lender or other Secured Party shall have any obligation or duty to advise it of information known to any of them regarding such condition or any such circumstance.

(j)                                    Each Guarantor consents and agrees that neither the Administrative Agent nor any Lender or other Secured Party shall be under any obligation to marshal any assets in favor of any Guarantor or otherwise in connection with obtaining payment of any or all of the Guaranteed Obligations from any Person or source.

(k)                                 Each Guarantor agrees that the Administrative Agent may, at any time and from time to time in its discretion and with or without valuable consideration, allow substitution or withdrawal of Collateral or other security and release Collateral or other security without impairing or diminishing the liabilities or obligations of any Guarantor hereunder.

(l)                                     Each Guarantor agrees that neither the Administrative Agent nor any Lender or other Secured Party shall be liable for any failure to use diligence or care in the collection of the Guaranteed Obligations, in the creation or perfection of any lien, security interest or assignment intended as security, or in preserving the liability of any Person liable or obligated on the Guaranteed Obligations.

8.                                      Default.  Upon the occurrence and during the continuation of an Event of Default, each Guarantor agrees to pay to the Administrative Agent, for the benefit of the Administrative Agent or the Lenders or other Secured Parties (as applicable), at the Administrative Agent’s office located in Dallas County, Texas or at such other place as the Administrative Agent may specify to any Guarantor in writing, on demand by the Administrative Agent and without further notice of dishonor and without notice of any kind to any Credit Party, any Guarantor, or any other Person, the full unpaid amount of the Guaranteed Obligations, in immediately available funds, or such lesser amount, if any, as may then be due and payable and demanded by the Administrative Agent from time to time.  If acceleration of the time for payment of any amount payable by the Borrower or any other Credit Party under or with respect to any of the Guaranteed Obligations is stayed or otherwise delayed as a result of any Insolvency Proceeding involving any Credit Party, all such amounts otherwise subject to acceleration under the terms of the Guaranteed Obligations shall nonetheless be payable by the Guarantors hereunder promptly on demand by the Administrative Agent, and each Guarantor expressly and unconditionally agrees to make such payment in full.

9.                                      No Waiver, Remedies.

(a)                                 No failure or omission on the part of the Administrative Agent to exercise, and no delay in exercising, any right or remedy hereunder shall operate as a waiver or other impairment thereof, nor shall any single or partial exercise of any right or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right or remedy.  In no event shall any waiver of the provisions of this Guaranty Agreement be effective unless the same be in writing and signed by an officer of the Administrative Agent, and then only in the specific instance and for the purpose given.  The rights and remedies herein provided are cumulative and not exclusive of any rights or remedies provided by any Applicable Law or any of the other Loan Documents.

(b)                                 Failure by the Administrative Agent or any Lender or other Secured Party at any time or times hereafter to require strict performance by the Borrower, any other Credit Party, any Guarantor or any other Person of any of the requirements contained in any of the Loan Documents now or at any time, from time to time, hereafter executed and delivered by the Borrower, any other Credit Party, any Guarantor or any such other Person shall not waive, affect or diminish the right to demand strict performance thereof, and such right shall not be deemed to have been modified or waived by any course of conduct or knowledge of the Administrative Agent, any Lender or other Secured Party, or any agent, officer or employee thereof, respectively.

(c)                                  No waiver of any Default or Event of Default or any other breach, default or requirement shall operate as a waiver of any other Default or Event of Default or the same Default or Event of Default on a future occasion, and no action permitted hereunder shall in any way affect or impair any of the rights of the Administrative Agent or any Lender or other Secured Party or the obligations of any Guarantor under this Guaranty Agreement or under any of the other Loan Documents (except to the extent, if any, as may be specified in any such waiver).  Any determination by a court of competent jurisdiction of the amount of any principal and/or interest or other amount constituting any of the Guaranteed Obligations shall be conclusive and binding on any Guarantor irrespective of whether such Guarantor was a party to the suit or action in which such determination was made.

10.                               Notice of Sale.  In the event that any Guarantor is entitled to receive any notice under the UCC or other Applicable Law, as it exists in the state or other jurisdiction governing any such notice, of the sale or other disposition of any Collateral or other property securing all or any part of the Guaranteed Obligations or this Guaranty Agreement, it is agreed that at least ten days’ notice of the time and place of any public sale or the time after which any private sale or other disposition may be made of any such Collateral or other property, shall be deemed to be reasonable notice in conformity with such requirements; provided that notice given in any other reasonable manner or at any other reasonable time shall be sufficient (subject to the requirements of any Applicable Law).

11.                               Payment by the Guarantors.  Whenever any Guarantor pays any sum which is or may become due and owing under this Guaranty Agreement, such Guarantor shall also deliver written notice thereof to the Administrative Agent contemporaneously with such payment.  Such notice shall be effective for purposes of this Paragraph when given to the Administrative Agent in a manner prescribed for notices hereunder.  For purposes of this Guaranty Agreement, in the absence of such notice in compliance with the provisions hereof, any sum received by the Administrative Agent or any Lender or other Secured Party on account of the Guaranteed Obligations shall be conclusively deemed paid by the Borrower.

12.                               The Administrative Agent.  The Administrative Agent shall have all of the rights, powers and benefits, for itself and on behalf of the Lenders and the other Secured Parties, as are prescribed by the Loan Documents.

13.                               Cumulative Remedies; No Election.  If any Guarantor is or becomes liable or obligated for the Guaranteed Obligations, by endorsement or otherwise, other than under this Guaranty Agreement, such liability or obligation shall not be in any manner impaired or affected hereby, and the rights and remedies of the Administrative Agent hereunder shall be cumulative of any and all other rights and remedies that the Administrative Agent or any Lender or other Secured Party may ever have against any Guarantor.  The exercise by the Administrative Agent or any Lender or other Secured Party of any right or remedy hereunder or under any other agreement, document or instrument, or at law or in equity, shall not preclude the concurrent or subsequent exercise of any other right or remedy.  This Guaranty Agreement may be enforced from time to time as often as occasion for enforcement may arise as may be determined by the Administrative Agent, and it is agreed and understood that it shall not be necessary for the Administrative Agent, in order to enforce payment by any Guarantor, first to exercise any rights or remedies against the Borrower, any other Credit Party (including any other Guarantor), the Collateral or any other Person under the Loan Documents or any Applicable Law.

14.                               Binding Effect.  This Guaranty Agreement, and each Guarantor’s performance hereunder, is for the benefit of the Administrative Agent (for the benefit of the Administrative Agent and the Lenders and other Secured Parties according to their respective interests as provided in the Credit Agreement), and its successors and permitted assigns, and in the event of an assignment by the Administrative Agent or any Lender or other Secured Party, or their respective successors or permitted assigns, of the Guaranteed Obligations, or any part thereof, the rights and benefits hereunder, to the extent applicable to the indebtedness, liabilities and obligations so assigned, shall be deemed transferred with such indebtedness, liabilities and obligations without necessity of further express action.  No Guarantor may assign or otherwise transfer any of its rights or obligations under this Guaranty Agreement without the prior written consent of the Administrative Agent and the other Secured Parties (except as otherwise provided by the Credit Agreement).  This Guaranty Agreement is binding upon each Guarantor and its permitted successors and assigns.

15.                               Contribution and Indemnity.  If and to the extent that any Guarantor shall (whether under this Guaranty Agreement or otherwise) pay any of the Guaranteed Obligations for which it is not primarily liable as a borrower or otherwise (any such payment being hereinafter called an “Accommodation Payment”), then such Guarantor making such Accommodation Payment shall be entitled to contribution and indemnification from the applicable Person(s) primarily liable therefor and/or the other Guarantors as and to the extent provided under Applicable Law and/or by agreement of such Person(s) and/or the Guarantors; provided, however, that such Guarantor’s rights of contribution and indemnification shall be subject to the terms and provisions of Paragraph 16 hereof.

16.                               Subordination.  Each Guarantor hereby agrees that the Subordinated Indebtedness (as defined below) shall be subordinate and junior in right of payment to the prior Full Payment of all Guaranteed Obligations as herein provided.  After the occurrence and during the continuance of an Event of Default, the Subordinated Indebtedness shall not be payable, and no payment of principal, interest or other amounts on account thereof, and no property or guarantee of any nature to secure or pay the Subordinated Indebtedness shall be made or given, directly or indirectly by or on behalf of any Debtor (hereafter defined) or received, accepted, retained or applied by such Guarantor, in each case unless and until the Full Payment of the Guaranteed Obligations.  If any sums shall be paid to such Guarantor by any Debtor or any other Person on account of the Subordinated Indebtedness when such payment is not permitted hereunder, such sums shall be held in trust by such Guarantor for the benefit of the Administrative Agent and the Lenders and other Secured Parties (as applicable) and shall forthwith be paid to the Administrative Agent without affecting the liability of such Guarantor under this Guaranty Agreement and may be applied by the Administrative Agent against the Guaranteed Obligations in accordance with the Credit Agreement.  Upon the request of the Administrative Agent, each Guarantor shall execute, deliver and endorse to the Administrative Agent such documentation as the Administrative Agent may request to perfect, preserve and enforce its rights hereunder.  For purposes of this Guaranty Agreement, the term “Subordinated Indebtedness” means, with respect to each Guarantor, all indebtedness, liabilities and obligations of the Borrower or any other Credit Party other than such Guarantor (a “Debtor”) to such Guarantor (including, without limitation, all of such Guarantor’s rights of subrogation, exoneration, contribution, reimbursement or indemnity against the Borrower or any Guarantor), whether such indebtedness, liabilities and obligations now exist or are hereafter incurred or arise, or are direct, indirect, contingent, primary, secondary, several, joint and several, or otherwise, and irrespective of whether such indebtedness, liabilities or obligations are evidenced by a note, contract, open account or otherwise, and irrespective of the Person or Persons in whose favor such indebtedness, obligations or liabilities may, at their inception, have been, or may hereafter be, created, or the manner in which they have been or may hereafter be acquired by such Guarantor.  Each Guarantor agrees that any and all Liens (including any judgment liens), upon any Debtor’s assets securing payment of any Subordinated Indebtedness payable to such Guarantor shall be and remain inferior and subordinate to any and all Liens upon the Borrower’s or any other Debtor’s assets securing payment of the Guaranteed Obligations or any part thereof, regardless of whether such Liens in favor of such Guarantor, the Administrative Agent or any Lender or other Secured Party presently exist or are hereafter created or attached (provided that the foregoing shall not be interpreted or deemed to allow the existence of any such Liens to the extent otherwise prohibited by the Loan Documents).  Without the prior written consent of the Administrative Agent, no Guarantor shall (i) file suit against any Debtor or exercise or enforce any other creditor’s right it may have against any Debtor or (ii) foreclose, repossess, sequester or otherwise take steps or institute any action or proceedings (judicial or otherwise, including without limitation the commencement of, or joinder in, any Insolvency Proceeding) to enforce any obligations of any Debtor to such Guarantor or any Liens held by such Guarantor on assets of any Debtor.  In the event of any Insolvency Proceeding involving any Debtor as debtor or any such Debtor’s property, the Administrative Agent shall have the right to prove and vote any claim under the Subordinated Indebtedness and to receive directly from the receiver, trustee or other court custodian all dividends, distributions and payments made in respect of the Subordinated Indebtedness until the Full Payment of the Guaranteed Obligations.  The Administrative Agent may apply any such dividends, distributions and payments against the Guaranteed Obligations in accordance with the Credit Agreement or other applicable Loan Documents.

17.                               Right of Setoff.  Each Guarantor hereby grants to the Administrative Agent and each Lender and other Secured Party a right of setoff upon any and all monies, securities or other property of such Guarantor, and the proceeds therefrom, now or hereafter held or received by or in transit to the Administrative Agent or any such Lender or other Secured Party from or for the account of such Guarantor, whether for safekeeping, custody, pledge, transmission, collection or otherwise, and also upon any and all deposits (general or special, to the maximum extent permitted by Applicable Law) and credits of such Guarantor, and any and all claims of such Guarantor against the Administrative Agent or any such Lender or other Secured Party at any time existing.  The right of setoff granted pursuant to this Paragraph shall be cumulative of and in addition to any other right of setoff the Administrative Agent or any such Lender or other Secured Party may have, including, without limitation, any right of setoff in the Credit Agreement or any common law right of setoff.

18.                               Further Assurances.  Upon the request of the Administrative Agent from time to time, each Guarantor will promptly duly execute and deliver to the Administrative Agent any and all such further agreements, documents and instruments, and supply such additional information, as may be reasonably necessary or advisable, in the opinion of the Administrative Agent, to obtain the full benefits of this Guaranty Agreement.

19.                               Invalid Provisions.  If any provision of this Guaranty Agreement is held to be illegal, invalid or unenforceable under present or future laws effective during the term hereof, such provision shall be fully severable, this Guaranty Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof, and the remaining provisions hereof shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom.  Furthermore, in lieu of such illegal, invalid or unenforceable provision there shall be added automatically as a part of this Guaranty Agreement a provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible and be legal, valid and enforceable.  Notwithstanding anything to the contrary contained herein, no provision herein or in any other Loan Document evidencing the Guaranteed Obligations shall require the payment or permit the collection of interest in excess of the maximum permitted by any Applicable Law.

20.                               Modification in Writing.  No modification, consent, amendment or waiver of any provision of this Guaranty Agreement, and no consent to any departure by any Guarantor herefrom, shall be effective unless the same shall be in writing and signed by a duly authorized officer of the Administrative Agent and, as to any modification or amendment, such Guarantor, and then shall be effective only in the specific instance and for the specific purpose for which given.

21.                               No Waiver; Notices or Demands.  No notice to or demand on, or consent by, any Guarantor in any case shall, of itself, entitle any Guarantor to any other or further notice or demand or right to grant or refuse consent, in similar or other circumstances.  No delay or omission by the Administrative Agent in exercising any right or remedy hereunder shall impair any such right or remedy or be construed as a waiver thereof or any acquiescence therein, and no single or partial exercise of any such right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy hereunder.

22.                               Expenses.  Each Guarantor agrees to pay on demand by the Administrative Agent all reasonable costs and expenses incurred by the Administrative Agent in connection with the negotiation, preparation, execution and performance of the terms and provisions of this Guaranty Agreement and any and all amendments, modifications, renewals, restatements and/or supplements hereto from time to time, including, without limitation, the reasonable fees and expenses of legal counsel to the Administrative Agent, in each case, in accordance with Section 14.3 of the Credit Agreement.  If any Guarantor should breach or fail to perform any provision of this Guaranty Agreement, each Guarantor agrees to pay to the Administrative Agent all costs and expenses incurred by the Administrative Agent in the enforcement of this Guaranty Agreement from time to time, including, without limitation, the reasonable fees and expenses of all legal counsel to the Administrative Agent in accordance with Section 14.3 of the Credit Agreement.

23.                               No Oral Agreements.  THIS GUARANTY AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN AND AMONG THE GUARANTORS AND THE ADMINISTRATIVE AGENT RELATING TO THE SUBJECT MATTER OF THIS GUARANTY AGREEMENT AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF SUCH PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN ANY GUARANTOR AND THE ADMINISTRATIVE AGENT.  THIS GUARANTY AGREEMENT SUPERSEDES ALL PRIOR (IF ANY) ORAL AGREEMENTS, ARRANGEMENTS OR UNDERSTANDINGS RELATING TO THE SUBJECT MATTER OF THIS GUARANTY AGREEMENT.

24.                               Notices.  Unless otherwise specifically provided in this Guaranty Agreement, all notices or other communications required or permitted to be given under this Guaranty Agreement shall be given as specified in the Credit Agreement and shall be effective as and when provided therein.

25.                               Survival.  All representations, warranties, covenants and agreements of the Guarantors in this Guaranty Agreement shall survive the execution of this Guaranty Agreement.

26.                               Counterparts, Facsimile or Electronic Transmission.  This Guaranty Agreement may be executed in any number of counterparts, each of which shall constitute an original, but all of which when taken together shall constitute one and the same Guaranty Agreement.  Delivery of an executed signature page of this Guaranty Agreement by facsimile or electronic transmission shall be effective as delivery of a manually executed counterparty hereof.

27.                               Governing Law; Jurisdiction, etc.

(a)                                 Governing Law.  This Guaranty Agreement shall be governed by, and construed and enforced in accordance with, the law of the State of New York (including Section 5-1401 of the General Obligations Law of the State of New York), without reference to the conflicts or choice of law principles thereof that would require application of another law (but giving effect to federal laws relating to national banks).

(b)                                 Submission to Jurisdiction.  Each of the Guarantors and the Administrative Agent irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of any court of the State of New York sitting in New York, New York and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action, litigation or proceeding arising out of or relating to this Guaranty Agreement or any other Loan Document, or for recognition or enforcement of any judgment, and each of the parties hereto irrevocably and unconditionally agrees that all claims in respect of any such action, litigation or proceeding may be heard and determined in such New York state court or, to the fullest extent permitted by Applicable Law, in such Federal court.  Each of the parties hereto agrees that a final judgment in any such action, litigation or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

(c)                                  Waiver of Venue.  Each of the Guarantors irrevocably and unconditionally waives, to the fullest extent permitted by Applicable Law, any objection that it may now or hereafter have to the laying of venue of any action, litigation or proceeding arising out of or relating to this Guaranty Agreement or any other Loan Document in any court referred to Paragraph 27(b).  Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by Applicable Law, the defense of an inconvenient forum to the maintenance of such action, litigation or proceeding in any such court.

(d)                                 Service of Process.  Each party hereto irrevocably consents to service of process in the manner provided for notices in Paragraph 24.  Nothing in this Guaranty Agreement will affect the right of any party hereto to serve process in any other manner permitted by Applicable Law.

28.                               Irrevocable Nature of Guaranty.  This Guaranty Agreement shall be irrevocable.  Each Guarantor acknowledges that any purported or attempted revocation hereof by any Guarantor shall constitute an Event of Default.

29.                               Headings.  The paragraph headings in this Guaranty Agreement are for convenience of identification only and do not limit any of the provisions hereof.

30.                               Patriot Act Notice.  Each Guarantor acknowledges that the Administrative Agent has notified it that, pursuant to the requirements of the USA Patriot Act, the Administrative Agent and the Secured Parties are required to obtain, verify and record information that identifies such Guarantor, including its legal name, address, tax identification number and other information that will allow the Administrative Agent and the Secured Parties to identify it in accordance with the USA Patriot Act.

31.                               Additional Guarantors.  Upon the execution and delivery of a Joinder Agreement by any Material Domestic Subsidiary of the Borrower, such Person shall become a “Guarantor” hereunder with the same force and effect as if it were originally a party to this Guaranty Agreement and named as a “Guarantor” hereunder.  The execution and delivery of such a Joinder Agreement shall not require the consent of any other Guarantor hereunder or any other Credit Party, and the obligations and rights of each Guarantor hereunder shall remain in full force and effect notwithstanding the addition of any new Guarantor as party to this Guaranty Agreement.

32.                               Waiver of Jury Trial.  EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS GUARANTY AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).  EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS GUARANTY AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS PARAGRAPH 32.

33.                               Appointment of Borrower as Agent for the Guarantors.  Each Guarantor hereby irrevocably appoints and authorizes the Borrower to act as its agent for service of process and notices required to be delivered under this Guaranty Agreement or under the other Loan Documents, it being understood and agreed that receipt by the Borrower of any summons, notice or other similar item shall be deemed effective receipt by such Guarantor and its Subsidiaries.

34.                               Indemnification.  The Guarantors shall, jointly and severally, (a) pay and indemnify each Secured Party (the “Indemnitees”) against Indemnified Taxes and Other Taxes to the extent the Borrower would be required to do so pursuant to Section 5.11 of the Credit Agreement and (b) indemnify each Indemnitee to the extent the Borrower would be required to do so pursuant to Section 14.3 of the Credit Agreement.  Notwithstanding any termination of this Guaranty Agreement, the indemnities to which the Administrative Agent and the other Secured Parties are entitled under the provisions of this Paragraph and any other provision of this Guaranty Agreement and the other Loan Documents shall continue in full force and effect and shall protect the Administrative Agent and the other Secured Parties against events arising after such termination as well as before.

35.                               Reinstatement.  Each Guarantor agrees that its guaranty hereunder shall continue to be effective or be reinstated, as the case may be, if at any time all or part of any payment of any Guaranteed Obligation is rescinded or must otherwise be returned by any Secured Party or any other Person upon the insolvency, bankruptcy or reorganization of the Borrower or any other Credit Party or otherwise.

[Remainder of page intentionally left blank; signature pages follow]

IN WITNESS WHEREOF, each of the undersigned parties hereto has caused this Guaranty Agreement to be executed by its duly authorized officer(s) as of the day and year first written above.

THE GUARANTORS:

FOSSIL INTERMEDIATE, INC.
as a Guarantor

By:	/s/ Randy S. Hyne
Name:	Randy S. Hyne
Title:	Secretary

FOSSIL TRUST,
as a Guarantor, and acting pursuant to the Agreement and Contract of Trust of Fossil Trust dated August 31, 1994

By:	/s/ Randy S. Hyne
Name:	Randy S. Hyne
Title:	Secretary

FOSSIL STORES I, INC.
as a Guarantor

By:	/s/ Randy S. Hyne
Name:	Randy S. Hyne
Title:	Secretary

FOSSIL INTERNATIONAL HOLDINGS, INC.,
as a Guarantor

By:	/s/ Randy S. Hyne
Name:	Randy S. Hyne
Title:	Secretary

FOSSIL PARTNERS, L.P.,
as a Guarantor

By:	Fossil, Inc.
Title:	General Partner

By:	/s/ Randy S. Hyne
Name:	Randy S. Hyne
Title:	Vice President, General Counsel and Secretary

Fossil, Inc.

Guaranty Agreement

Signature Page

THE ADMINISTRATIVE AGENT:

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as the Administrative Agent

By:	/s/ Cynthia M. Giles
Name:	Cynthia M. Giles
Title:	Senior Vice President

Fossil, Inc.

Guaranty Agreement

Signature Page